UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 8, 2019

Pennsylvania Real Estate Investment Trust

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

The Bellevue, 200 S. Broad Street Philadelphia, Pennsylvania		19102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest	PEI	New York Stock Exchange
Preferred Shares	PEIPrB	New York Stock Exchange
Preferred Shares	PEIPrC	New York Stock Exchange
Preferred Shares	PEIPrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On July 8, 2019, PM Gallery LP (the “Borrower”), a Delaware limited partnership and a joint venture entity owned indirectly by Pennsylvania Real Estate Investment Trust (the “Trust”) and The Macerich Company (“Macerich”), entered into a modification (the “Modification”) to the Term Loan Agreement dated as of January 22, 2018, by and among the Borrower, Wells Fargo Bank National Association as administrative agent and a lender, and certain other lenders signatory thereto (the “Term Loan Agreement”). The Modification increased potential borrowings under the Term Loan Agreement from up to $250,000,000 to up to $350,000,000, allowed the Borrower to extend the availability period for which borrowings are available, and corrected certain typographic and technical errors.

The Term Loan Agreement provides for (i) a five-year term, (ii) an interest rate at the Borrower’s option for each advance of either (A) the Base Rate (defined as the highest of (a) the Prime Rate, (b) the Federal Funds Rate plus 0.50%, and (c) the LIBOR Market Index Rate plus 1.00%) plus 1.00% or (B) LIBOR for the applicable period plus 2.00%, (iii) a full recourse guarantee by PREIT Associates, L.P. and The Macerich Partnership, L.P., on a several basis, and (iv) a pledge of the equity interests of certain indirect subsidiaries of the Trust and Macerich that have a direct or indirect ownership interest in certain properties that are part of the Fashion District Philadelphia project, all of which remain unchanged under the Modification. The Term Loan Agreement contains certain covenants typical for loans of its type and that are consistent with the covenants in the Trust’s credit agreements, which also remain unchanged under the Modification.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: July 11, 2019	By:	/s/ Lisa M. Most
Lisa M. Most
Senior Vice President, Secretary and General Counsel